UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 13, 2005

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050-3765
(Address of principal executive offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 □ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 □ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 □ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)      Election of New Director

On September 13, 2005, the board of directors of Cedar Shopping Centers, Inc. (the "Company") elected Paul G. Kirk, Jr. as a member to the board of directors. Mr. Kirk fills a vacancy on the board of directors which had existed since June 19, 2005.

Consistent with the Company’s compensation policy for directors, Mr. Kirk will receive an annual grant of not less than $20,000 of restricted stock, which will vest on the third anniversary of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer
(Principal financial officer)

Dated: September 14, 2005